PRUDENTIAL FLEXGUARD® INCOME
SINGLE PREMIUM DEFERRED INDEX-LINKED AND VARIABLE ANNUITY (“B SERIES”)
Issued by
PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
Supplement dated February 1, 2024
To
Prospectus dated May 1, 2023
This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the Annuity you own and is not intended to be a prospectus or offer for any other annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information.
This Supplement describes certain changes and updates to your Prospectus. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.
(1) The eighth paragraph in the “Overview of the Annuity” section of the Prospectus is amended and restated as follows:
Benefit. The Benefit provides lifetime income payments initially based on a percentage of your Account Value and is built-in to your Annuity. Income Withdrawals can begin once the Waiting Period expires. Once Income Withdrawals begin your Index Strategies are limited to the 1-year Point-to-Point with Cap Index Strategies. If you no longer want or need the Benefit, you can cancel it from your Annuity after three (3) years. If you cancel the Benefit, we stop assessing the Benefit charge and you will not be allowed to re-elect the Benefit.

(2) The first paragraph in the section captioned “Benefit Risks” in the “Risk Factors” section of the Prospectus is amended and restated as follows:
The Benefit is automatically included in your Contract for an additional charge but cannot be removed in the first three (3) years. If you remove the Benefit before Income Withdrawals begin, you will have paid for the Benefit without receiving any of its advantages. Additionally, if you remove the Benefit, you cannot re-elect it at any point in the future.

(3) The first sentence in the section captioned “Termination of Benefit” in the “Index Linked Variable Income Benefit” section of the Prospectus is amended and restated as follows:
You may terminate the Benefit at any time after the first three (3) years, upon notification to us in Good Order.

(4) The Third paragraph in the section captioned "Who Distributes the Annuities Offered by Pruco Life?" in the "Additional Information" section of the Prospectus is amended and restated as follows:
Under the selling agreements, cash compensation in the form of commissions is paid to Firms on sales of the Annuity according to one or more schedules. The selling registered representative will receive all or a portion of the cash compensation, depending on the practice of his or her Firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 6%. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life annuity products sold through the Firm.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
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